EXHIBIT 10.7

DIRECTOR NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT is dated effective as of the grant date set forth on Exhibit 1 attached hereto, between CS Financing Corporation, a Delaware corporation (the “Corporation”), and the party listed on Exhibit 1 (“Grantee”).

WHEREAS, the Corporation desires to grant and the Grantee desires to accept the Nonqualified Stock Options to purchase Common Stock of the Corporation (as defined below);

NOW THEREFORE, in consideration of the premises and of the covenants and agreements set forth below, it is mutually agreed as follows:

1.                                       Grant of Options.  The Corporation hereby grants to Grantee an Option to purchase from the Corporation all or any part of an aggregate amount of the shares of the Common Stock of the Corporation, $0.01 par value per share (the “Common Stock”), at the Option price and on other terms, as set forth in Exhibit 1 attached hereto and made a part hereof.  The date of this Agreement is the effective date of the grant.  This Option is not intended to qualify as an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986 and is referred to as a Nonqualified Stock Option.

2.                                       Exercise Period.  This Option shall vest and become exercisable in accordance with the schedule attached hereto as Exhibit 1 and made a part hereof.  All vested Options must be exercised on or before a date ten (10) years from the date of the grant.  Vesting shall continue in accordance with Exhibit 1 notwithstanding the termination of Grantee’s employment relationship with the Corporation.

3.                                       Exercise of Option.  The vested portion of this Option may be exercised only by written notice of intent to the Corporation at its office at 45 San Clemente Drive, Suite B210, Corte Madera, California 94925.  Such notice shall state the number of shares of Common Stock in respect of which the Option is being exercised and shall be accompanied by payment for such Common Stock in cash, certified or cashier’s check or by personal check.  A form of Notice of Exercise is attached hereto as Exhibit A.

4.                                       Withholding.  In the event that the Grantee elects to exercise this Option or any part thereof, and if the Corporation shall be required to withhold any amounts by reasons of any federal, state or local tax laws, rules or regulations in respect of the issuance of shares to the Grantee pursuant to the Option, the Corporation shall be entitled to deduct and withhold such amounts from any payments to be made to the Grantee.  In any event, the Grantee shall make available to the Corporation, promptly when requested by the Corporation, sufficient funds to meet the requirements of such withholding; and the Corporation shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Corporation out of any funds or property due or to become to the Grantee.

5.                                       No Shareholder Rights.  Grantee shall have no rights as a stockholder with respect to any shares of Common Stock subject to this Option prior to the date of issuance of a certificate or certificates for such shares.

6.                                       Investment Representation.  Notice of the exercise of this Option may include a representation that any of the Option shares purchased shall be acquired as an investment and not with a view to, or for sale in connection with, any public distribution.

7.                                       Compliance with Law and Regulations.  The Grantee acknowledges that this Option may not be exercised until the Corporation has taken all actions then required to comply with all applicable federal and state laws, rules and regulations and any exchange on which the Common Stock may then be listed.  The certificates representing the shares purchased upon the exercise of this Option may bear a legend in substantially the following form:

These shares have not been registered either under any applicable federal law and rules and resale will not be permitted under state law unless the shares are first registered under the Minnesota Securities Law.  Further, no sale, offer to sell, or transfer of these shares shall be made unless a registration statement under the federal Securities Act of 1933, as amended, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares.

8.                                       Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the legal representatives, executors, administrators, successors and assigns of each party to this Agreement.

9.                                       Complete Agreement.  This Agreement sets forth the entire understanding of the parties hereto and shall not be amended, changed or terminated except by an instrument in writing signed by the parties to this Agreement.

10.                                 Counterparts and Governing Law.  This Agreement may be executed in counterparts, and its validity, construction and performance, shall be governed by the laws of the state of Minnesota.

IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

CS FINANCING CORPORATION

By:	/s/ Timothy R. Redpath

Print Name:	Timothy R. Redpath

Title:	Chief Executive Officer

GRANTEE

[Grantee’s signature is set forth on Exhibit 1 attached hereto and made a part hereof.]

EXHIBIT A

NOTICE OF EXERCISE OF STOCK OPTION

CS Financing Corporation
45 San Clemente Drive, Suite B210
Corte Madera, CA 94925

The undersigned is the holder of a Stock Option (the “Option”) to purchase shares of Common Stock of CS Financing Corporation (the “Corporation “), pursuant to the terms of the Stock Option Agreement between the Corporation and the undersigned (the “Agreement”).  The undersigned hereby irrevocably elects to exercise the Option to purchase _____ shares of Common Stock (the “Option Shares”).  Enclosed herewith are (1) the original signed Agreement, and (2) payment for the Option Shares as required under the Agreement.  The undersigned requests that the certificate representing the Option Shares be issued in the name of the undersigned and delivered to the address set forth below.

In connection with the issuance of the Option Shares to the undersigned, the undersigned hereby certifies and represents to the Corporation that the undersigned is acquiring such shares for the purpose of investment and not with a view toward distribution.  The undersigned understands that these securities have not been registered either under any applicable federal law and rules or applicable state law and rules and that resale will not be permitted under state law unless the securities are first registered or the sale is a transaction exempt from registration under the applicable state securities law.

The undersigned further understands that no sale, offer to sell, or transfer of the Option Shares shall be made unless a registration statement under the federal Securities Act of 1933, as amended (the “Act”), with respect to the Option Shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to the Option Shares.  The undersigned understands that a legend reciting this investment restriction may be placed on any stock certificate that may be issued to the undersigned.

Dated:

(Grantee Signature)

(Address)

EXHIBIT 1

OPTION TERMS

Name of Grantee:	Michael W. Bozora

Date of Grant:	January 1, 2006

Number of Shares Granted:	600 (10% of total issued and outstanding shares)

Exercise Price:	$2.00

Type of Option
(Qualified or Non-Qualified):	Non-Qualified

Vesting:	× 100 — filing of the Corporation’s registration statement
× 100 — effectiveness of the registration statement
× 100 — aggregate sale of $25,000,000 in debt securities of the Corporation
× 100 — aggregate sale of $50,000,000 in debt securities of the Corporation
× 100 — aggregate sale of $75,000,000 in debt securities of the Corporation
× 100 — aggregate sale of $100,000,000 in debt securities of the Corporation

CS FINANCING CORPORATION		Accepted and agreed to by the undersigned Grantee

By:	/s/ Timothy R. Redpath	By:	/s/ Michael W. Bozora
Print Name:	Timothy R. Redpath	Print Name:	Michael W. Bozora
Title:	Chief Executive Officer	Title:	President

[Please execute two copies of this Exhibit 1
and return one copy to the Corporation.]